SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Pooled Trust
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

____________________________________________________________

2)           Form, Schedule or Registration Statement No.:

____________________________________________________________

3)           Filing Party:

____________________________________________________________

4)           Date Filed:

____________________________________________________________

PROXY MATERIALS

Delaware REIT Fund, a series of

DELAWARE POOLED® TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of Delaware REIT Fund (the “Fund”), a series of Delaware Pooled Trust (the “Trust”), will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 21, 2010 at 11:30 a.m., Eastern time.  The purpose of the Meeting is to vote on an important proposal that affects the Fund and your investment in it.  As a shareholder, you have the opportunity to voice your opinion on this matter.  This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees of the Trust.  The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder.  The Trustees believe the proposal is in the best interests of shareholders.

The Trustees recommend that you vote FOR the proposal.

The enclosed Q&A is provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the Web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

If you have any questions before you vote, please call the Altman Group (“Altman”), the Fund’s proxy solicitor, at 877 864-5057.  Altman will help you get your vote in quickly.  You may also receive a telephone call from Altman reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer
[___], 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

Delaware REIT Fund, a series of

DELAWARE POOLED® TRUST

To be held on May 21, 2010

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2010:  the proxy statement is available at www.delawareinvestments.com/proxy.

To the Shareholders of Delaware REIT Fund (the “Fund”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Fund shareholders will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 21, 2010 at 11:30 a.m., Eastern time.  The Meeting is being called to vote on the approval of a new investment management agreement for the Fund.

Shareholders of record of the Fund as of the close of business on March 18, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet.  Your vote is important.

By order of the Board of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[___], 2010

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PLEASE SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

TABLE OF CONTENTS

                                                                                                                                                                                           Page

THE PROPOSAL:  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT                            3
Introduction 3
Description of the Transaction 3
The New Management Agreement 5
Section 15(f) of the 1940 Act 9
Interim Investment Management Agreement 9
Additional information about DMC 10
Board considerations in approving the New Management Agreement 11
Required vote 20

VOTING INFORMATION                                                                                                                                               20
How will shareholder voting be handled? 20
How do I ensure my vote is accurately recorded? 20
May I revoke my proxy? 21
What other matters will be voted upon at the Meeting? 21
Who is entitled to vote? 21
What is the Quorum requirement? 21
Who will pay the expenses of the Meeting? 21
What other solicitations will be made? 22
How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting? 23
How may I communicate with the Board? 23

MORE INFORMATION ABOUT THE FUND                                                                                                              23

PRINCIPAL HOLDERS OF SHARES                                                                                                                          24

APPENDIX A - FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

APPENDIX B - FORM OF INTERIM INVESTMENT MANAGEMENT AGREEMENT

APPENDIX C – OTHER FUNDS ADVISED BY DMC

APPENDIX D– TRUSTEES AND OFFICERS OF DMC

APPENDIX E - 5% SHARE OWNERSHIP

PROXY STATEMENT

For

Delaware REIT Fund, a series of

DELAWARE POOLED® TRUST

Dated [____], 2010

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2010:  this proxy statement is available at www.delawareinvestments.com/proxy.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of Delaware REIT Fund (the “Fund”), a series of Delaware Pooled Trust (the “Trust”).  The Meeting was called by the Board of Trustees of the Trust (the “Board,” or the “Board of Trustees”) to vote on a proposal to approve a new investment management agreement for the Fund (the “Proposal”), which is described more fully below.   This Proxy Statement gives you information about the new investment management agreement and other matters that you should know before voting.

The principal office of the Trust is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can contact the office of the Trust by calling 800 523-1918.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 21, 2010 at 11:30 a.m., Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about [March 25], 2010.

The Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end.  The Fund will furnish, without charge, a copy of its most recent annual report to a shareholder upon request.  Such requests should be directed to the Fund by calling 800 523-1918 or by writing to the Fund at Attention:  Account Services, P.O. Box 219691, Kansas City, MO  64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO  64105 by overnight courier service.  The Fund’s most recent annual report is also available free of charge through the Fund’s Web site at www.delawareinvestments.com.

THE PROPOSAL:  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT

 Introduction

Shareholders of the Fund are being asked to approve a new investment management agreement between the Fund and Delaware Management Company (“DMC”) (the “New Management Agreement”).  DMC currently serves as investment manager for the Fund pursuant to an interim investment management agreement (the “Interim Management Agreement”) that was adopted by the Fund’s Board of Trustees when the previous investment management agreement (the “Previous Management Agreement”) was terminated, as described below under “Interim Management Agreement.”  For a general description of the proposed New Management Agreement and a comparison of the proposed New Management Agreement, the Interim Management Agreement, and the Previous Management Agreement, see “The New Management Agreement” below.

The Board is proposing the approval of the New Management Agreement because the Previous Management Agreement terminated upon completion of the Transaction (as defined below) on January 4, 2010.  As required by the 1940 Act, the Previous Management Agreement terminated automatically upon its “assignment.”  Under the 1940 Act, a change in control of an investment manager constitutes an “assignment.”  The consummation of the Transaction resulted in a change of control of DMC, and thus the assignment and automatic termination of the Previous Management Agreement.  The Interim Management Agreement became effective on January 4, 2010 and expires on June 3, 2010.  Shareholders of the Fund were previously solicited to approve the New Management Agreement by a proxy statement dated September 25, 2009 but insufficient votes were received for approval.  Shareholders of the Fund are therefore being asked to approve the New Management Agreement pursuant to this Proxy Statement.  The New Management Agreement will become effective only if approved by the shareholders of the Fund.  If the New Management Agreement is not approved by shareholders, the Board will consider other alternatives for the Fund, including possibly commencing an orderly liquidation of the Fund or merger of the Fund into another mutual fund.

 Description of the Transaction

Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC sold all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”).  The Transaction was completed on January 4, 2010 (the “Closing”). Certain Fund service providers are subsidiaries of DMHI and were included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider and transfer agent for the Fund, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Fund.  DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

Before the Transaction, DMHI was an indirect, wholly owned subsidiary of, and subject to the ultimate majority control of, LNC, which is a publicly traded corporation.  LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC.  LNIC owned 100% of the issued and outstanding common stock of DMHI.  After the Transaction, DMHI became an indirect, wholly owned subsidiary of Macquarie Group Limited.

Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.”  Pursuant to the Transaction Agreement, Macquarie Bank Limited (or a permitted assignee) paid LNIC approximately $451.8 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing.

DMC manages the assets of the Fund and makes the Fund’s investment decisions, subject to the supervision of the Board.  DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of DMHI.  DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Delaware Investments has been managing mutual funds since 1938.  As of December 31, 2009, Delaware Investments managed, in the aggregate, more than $130 billion in assets in various institutional, separately managed, investment company, and insurance accounts.  DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker/dealer, and related products and services.  DMHI’s asset management capabilities, which include the ability to manage equity, fixed income, and money market securities, are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts.

Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services.  Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker.  Founded in 1969, Macquarie Group now operates in more than [70] office locations in over 26 countries.  Macquarie Group employed approximately [12,500] people and had assets under management of $[190] billion as of [_____].  Macquarie Group has been active in North America for over a decade.  Macquarie Group currently has more than [1,900] professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes, including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge funds of funds. Macquarie Funds Group employs over [600] staff across [19] locations globally with assets under management of approximately $[67] billion as of [___].  More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested.  No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

The Transaction was part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States.  Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team.

The Transaction did not result in a change in the persons responsible for the day-to-day management of the Fund or in the operation of the Fund.  Following the Closing, DMHI, DMC, DDLP, DSC, and the Fund continued to operate in substantially the same manner as they had previously.  The combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are now over $[300] billion.  DMHI and its subsidiaries (including DMC) remain headquartered in Philadelphia.  Investment management professionals serving DMC’s clients have not changed as a result of the Transaction.  Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments.  Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them.  Macquarie Group also anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

In anticipation of the Transaction, the Board held a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009 and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Management Agreement.  The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order to become effective.  At in-person meetings held on September 3, 2009 and February 17, 2010, for the reasons discussed below under “Board considerations in approving the New Management Agreement,” the Board, including a majority of the Independent Trustees, approved the New Management Agreement as being in the best interests of the Fund and its shareholders and recommended its approval by shareholders.

In the event shareholders of the Fund do not approve the New Management Agreement before the Interim Management Agreement terminates, the Board will take such action as it deems necessary in the best interests of the Fund and its shareholders, including possibly commencing an orderly liquidation of the Fund or merger of the Fund into another mutual fund.

The New Management Agreement

The New Management Agreement is substantially similar to the Previous Management Agreement.  Appendix A contains the form of the New Management Agreement.  The following is a comparison of certain provisions of the New Management Agreement, the Interim Management Agreement, and the Previous Management Agreement.

Fees.  There will be no change in the fee schedule applicable to the Fund under the New Management Agreement.  Under both the Previous Management Agreement and the New Management Agreement, DMC is paid according to the following schedule of annual percentages of average daily net assets: 0.75% on the Fund’s first $500 million of assets; 0.70% on the Fund’s next $500 million of assets; 0.65% on the Fund’s next $1.5 billion of assets; and 0.60% on Fund assets in excess of $2.5 billion.  The Fund’s contractual expense limitations and reimbursements will remain in place, and Macquarie Group has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Fund.  If the New Management Agreement is approved, DMC will be compensated pursuant to the same fee schedule under the Interim Management Agreement; otherwise DMC will be compensated for no more than its cost of providing services to the Fund.

For the Fund’s last fiscal year, the aggregate amount of DMC’s fee, net of waivers or reimbursements, was $665,601.  In addition, the Fund paid the following amounts, net of waivers, to affiliates of DMC: $8,321 in administration fees, $422,726 in distribution fees, and $762,481 in transfer agency fees.  These services have continued to be provided following the Closing and will continue to be provided if the New Management Agreement is approved.

Investment Advisory Services.  The New Management Agreement requires DMC to provide the same services to the Fund as it currently does under the Interim Management Agreement and as it did under the Previous Management Agreement.  The New Management Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to the Fund, to DMC, or to other clients of DMC.  All of the Previous, Interim, and New Management Agreements provide that the services of DMC are not exclusive to the Fund, and DMC and its affiliates may render services to others.

The New Management Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Fund.  DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law.  A similar provision is included in the each of the Previous and Interim Management Agreements.

Fund Administration Services.  DMC and Macquarie Group have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Fund under the Previous Management Agreement, in combination with the Fund’s administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Management Agreement.  In addition, any fees for administrative services, whether payable under the Previous Management Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Management Agreement.  Any

administrative services provided under the Interim Management Agreement are subject the same fee schedule as under the Previous Management Agreement and the New Management Agreement, except that if the New Management Agreement is not approved, the Fund will pay no more than the cost of providing such services.

Payment of Expenses. The provisions contained in the New Management Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in the Interim and Previous Management Agreements.  The Previous, Interim, and New Management Agreements all provide that the Trust is responsible for its own expenses, including costs incurred in the maintenance of its corporate existence; the maintenance of the Trust’s books, records and procedures; dealing with the Fund’s shareholders; payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.  In addition, to avoid uncertainty, certain other expenses paid by the Trust under the Previous Management Agreement are listed expressly as Trust expenses in the New Management Agreement.  These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board.  Except as expressly provided for in the Previous, Interim, and New Management Agreements, DMC is not responsible for the Trust’s expenses.  However, the Fund did not bear any of the costs of the Transaction and will not bear the costs of this proxy solicitation.  See “Board considerations in approving the New Management Agreement – Comparative Expenses.”

Certain trustees, officers, and employees of DMC are Trustees or officers of the Trust, but do not receive any compensation from the Trust for acting in a dual capacity.  The Trust and DMC may share common facilities, which may include legal and accounting personnel, with appropriate allocation of expenses between the Trust and DMC.

Limitation on Liability.  Under the Previous, Interim, and New Management Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to the Fund, DMC shall not be liable to the Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

Term and Continuance.  If approved by shareholders of the Fund, the New Management Agreement will continue in effect for an initial period of two years from the date of implementation, and may be renewed thereafter provided that its renewal is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval.  The Previous Management Agreement has similar provisions for its term and continuance.  The initial two-year period has elapsed for the Previous Management Agreement, which was most recently approved by the Board on behalf of the Fund in May 2009.  Under rules promulgated by the Securities and Exchange Commission (“SEC”), the Interim

Management Agreement terminates upon the earlier of shareholder approval of the New Management Agreement or 150 days after its effective date, which is June 3, 2010.

A “1940 Act Majority” of the outstanding voting securities of the Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination.  The New Management Agreement generally provides that it may be terminated at any time, without the payment of any penalty, by either party upon giving the other party 60 days’ written notice, provided that any termination by the Trust is directed or approved by the vote of a majority of the Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities.  As required by the 1940 Act, the New Management Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Previous Management Agreement contained similar termination provisions.

The Interim Management Agreement terminates automatically upon the earlier of shareholder approval of the New Management Agreement or June 3, 2010.  The Interim Management Agreement otherwise contains the same termination provisions as the Previous and New Management Agreements, except that the Trust may terminate it upon only ten calendar days’ notice to DMC.

Proxy Voting.  The Interim and New Management Agreements provide explicitly that DMC shall be responsible for voting proxies of portfolio securities of the Fund, a service that has historically been and currently is provided by DMC but was not provided for explicitly in the Previous Management Agreement.

Amendments.  The Interim and New Management Agreements provide that they may be amended pursuant to a written agreement executed by the Fund and DMC.  To incorporate explicitly the requirements of the 1940 Act, the Interim and New Management Agreements provide that they may be amended without a shareholder vote only if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval.  The Previous Management Agreement did not contain a similar provision.

Other Changes. The New Management Agreement conforms the Previous Management Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Previous Management Agreement.

Additional Information.  The form of the New Management Agreement is presented in Appendix A.  The form of the Interim Management Agreement is presented in Appendix B.  A discussion of the basis for the Board’s approval of the Previous Management Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.  The Previous Management Agreement was last approved by shareholders on March 17, 1999 and it became effective on December 15, 1999.  It was submitted to shareholders because of a redomestication of the Trust and to standardize the terms of the Previous Management Agreement.  The Previous Management Agreement was last approved for continuance by the Board in May 2009.  The

Interim Management Agreement was approved by the Board at an in-person meeting held on November 18, 2009.

For other registered funds advised by DMC that have investment objectives similar to those of the Fund, Appendix C sets forth the fund’s name, the fund’s net assets as of October 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

 Section 15(f) of the 1940 Act

The Board was advised that the parties relied on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as the Fund) may receive payment or benefits in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  The Board currently meets this test and is expected to continue to do so for three years following the Closing.  Second, no “unfair burden” can be imposed on the investment company as a result of the transaction.  An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  Macquarie Bank Limited agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it would not take or fail to take (and would not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction.  In that regard, Macquarie Bank Limited has agreed, to the extent within its control, to conduct its business (and to cause each of its affiliates to conduct its business) from and after the Closing date so as to assure that the two aforementioned conditions are satisfied.

 Interim Investment Management Agreement

Because the Transaction automatically terminated the Previous Management Agreement, DMC has, since the Closing, managed the Fund pursuant to the Interim Management Agreement, as provided for under Rule 15a-4 promulgated under the 1940 Act.  The Board approved the Interim Management Agreement at an in-person meeting on November 18, 2009.  The form of the Interim Management Agreement is included in Appendix B.  Subject to certain conditions, Rule 15a-4 allows the investment adviser of a registered mutual fund to act as such without a shareholder-approved investment management agreement on a temporary basis pending shareholder approval of the investment management agreement.

As required under Rule 15a-4, the Board, including a majority of the Independent Trustees, voted in person to approve the Interim Management Agreement before the Closing and determined that the scope and quality of services to be provided to the Fund under the Interim Management Agreement would be at least equivalent to the scope and quality of services provided under the Previous Management Agreement.

The Interim Management Agreement provides for the same investment advisory fee schedule as the Previous Management Agreement and the New Management Agreement.  Payments under the Interim Management Agreement are being held in an interest-bearing escrow account held with the Fund’s custodian.  If a majority of the Fund’s outstanding voting securities approve the New Management Agreement before June 3, 2010, the amount paid by the Fund into such escrow account (plus interest earned) shall be paid to DMC.  If a majority of the Fund’s outstanding voting securities do not approve the New Management Agreement before June 3, 2010, DMC shall be paid, out of the escrow account, the lesser of (a) the amount of any costs incurred in performing services for the Fund under the Interim Management Agreement (plus interest earned on that amount while in escrow); or (b) the total amount paid by the Fund into such escrow account (plus interest earned).

As further required by Rule 15a-4, the Interim Management Agreement contains the same terms and conditions as the Previous Management Agreement with the exception of (i) its effective and termination dates; (ii) a provision that the Board or a majority of the Fund’s outstanding voting securities may terminate the Interim Management Agreement at any time, without the payment of any penalty, on ten calendar days’ written notice to DMC; (iii) the provisions discussed above regarding the escrowing of fees paid under the Interim Management Agreement; and (iv) provisions that differ between the Previous Management Agreement and the New Management Agreement and that the Board, including a majority of the Independent Trustees, concluded were immaterial.

 Previous Solicitation

The Fund previously solicited proxies for approval of the New Management Agreement in advance of the Closing.  Because sufficient votes to approve the New Management Agreement were not obtained, the Fund is resoliciting shareholder approval of the New Management Agreement.  In the event shareholders of the Fund do not approve the New Management Agreement before the Interim Management Agreement terminates, the Board will take such action as it deems necessary in the best interests of the Fund and its shareholders, including possibly commencing an orderly liquidation of the Fund or merger of the Fund into another mutual fund.

 Additional information about DMC

Appendix D provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trust and who is also an officer, employee or shareholder of DMC.  Mr. Coyne, a Trustee and executive officer of the Trust, and certain other executive officers of the Trust, may be deemed to have a substantial interest in this Proposal arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC.  These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction.  Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 were as follows: Patrick P. Coyne 0.32%; Michael J. Hogan 0.25%; See Yeng Quek 0.29%; David P. O’Connor 0.17%; and Richard Salus 0.01%.  See Appendix D for a list of the executive officer positions with the Trust of each of the above named individuals.  Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing.  The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be.  Certain other officers of DMC who are also officers of the Trust own or hold vested or unvested stock or options on stock of LNC.

 Board considerations in approving the New Management Agreement

At in-person meetings held on September 3, 2009 and February 17, 2010, the Board, including the Independent Trustees, discussed and unanimously approved the New Management Agreement.  Concluding that approval of the New Management Agreement would be in the best interests of the Fund and its shareholders, the Board also directed that the New Management Agreement be submitted to Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Management Agreement.

           Prior to their consideration of the New Management Agreement, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Independent Trustees requested extensive materials about the Transaction and matters related to the proposed approval.  To assist the Board in considering the New Management Agreement, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees.  DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees.  The Board requested and received certain information regarding the policies of DMC with respect to advisory fee levels and DMC’s philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies.

The Coordinating Trustee and the Chair of each committee of the Board, together with their independent legal counsel and Fund counsel, initially met with representatives of DMC and Macquarie Group to discuss the Transaction.  Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group.  In addition, management of DMC and certain Independent Trustees met in person or by telephone on several other occasions during the months preceding the Board’s in-person meeting on September 3, 2009.  At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Fund were discussed.  Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Management Agreement and certain other contracts and considerations relevant to their deliberations on whether to approve the New Management Agreement.

At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives.  The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Fund and DMC.  On these occasions, representatives of DMC and Macquarie Group made presentations to, and responded to questions from, the Trustees.  The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Management Agreement, DMC and/or Macquarie Group emphasized that:

•
They expected that there would be no adverse changes as a result of the Transaction in the nature, quality, or extent of services previously provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services;

•
No material changes in personnel or operations had occurred or were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were contemplated in connection with third party service providers to the Fund;

•	Macquarie Group had no intention to cause DMC to alter the voluntary expense limitations and reimbursements then in effect for the Fund; and

•
Under the Transaction Agreement, Macquarie Bank Limited agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees for at least three years from the Closing and not imposing any “unfair burden” on the Fund for at least two years from the Closing.

In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Management Agreement, including the specific matters discussed below.  In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors.  However, for the Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the New Management Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant.  Factors evaluated included:

•              The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

•	The reputation, financial strength, and resources of Macquarie Group as well as its historical and ongoing commitment to the asset management business in Australia and other parts of the world;

•
The terms and conditions of the New Management Agreement, including that the Fund’s contractual fee rates under the New Management Agreement will remain the same as those of the Previous Management Agreement (see “The New Management Agreement” above);

•
The Board’s full annual review of the Previous Management Agreement at its in-person meeting in May 2009 as required by the 1940 Act and its determination at that time that (i) DMC maintained the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services provided to the Fund and (ii) the advisory and/or management fees paid by the Fund, taking into account applicable fee limitations and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and fees and other expenses paid by similar funds, and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

•	The portfolio management team for the Fund had not changed (and was not expected to change) as a result of the Transaction;

•
LNIC’s and Macquarie Bank Limited’s execution of an agreement with the Trust (the “Expense Agreement”) pursuant to which LNIC and Macquarie Bank Limited agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Fund in connection with the Board’s consideration of the Transaction, the New Management Agreement and related agreements, and all costs related to proxy solicitation (subject to certain limited exceptions); and

•	The compliance and regulatory history of Macquarie Group and its affiliates.

Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the New Management Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Management Agreement.

Nature, Extent, and Quality of Service.  The Trustees considered the services historically provided by DMC to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the New Management Agreement will be substantially similar to the Previous Management Agreement (as discussed above under “The New Management Agreement”), and they therefore considered the many reports furnished to them throughout 2008-2010 at regular Board meetings covering matters such as the relative performance of the Fund; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of management personnel with the Code of Ethics adopted with respect to the Fund; and the adherence to fair value pricing procedures as established by the Board.  The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process.  Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, DSC.  The Board routinely reviews and has been impressed by DSC’s performance.  The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DSC’s expenditures to improve the delivery of shareholder services.  The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders, including each shareholder’s ability to exchange an investment the Fund for the same class of shares in another fund in the Delaware Investments® Family of Funds and to reinvest Fund dividends into additional shares of any of the funds in the Delaware Investments Family of Funds.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Fund, the Board concluded that the satisfactory nature, extent, and quality of services provided to the Fund and its shareholders were very likely to continue under the New Management Agreement.  The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on the Fund for the first two years following the Closing as a result of the Transaction.  Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) provided to the Fund and its shareholders.

Investment Performance.  The Board considered the overall investment performance of DMC and the Fund.  The Trustees placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders.  Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Previous Management Agreement at the Board meeting held in May 2009.  At that meeting, the Trustees reviewed reports for the Fund prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which included the Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Group”).  A fund with the best performance ranked first, and a fund with the poorest performance ranked last.  The highest/best performing 25% of funds in the Performance Group made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Group made up the fourth quartile.  Annualized investment performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods compared to that of the Performance Group.  The Board’s objective was that the Fund’s performance for the periods considered be at or above the median of the Performance Group. During the May 2009 review process, the Trustees observed that the Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the first quartile of its Performance Group.  The report further showed that the Fund’s total return for the five- and ten-year periods was in the second quartile.  The Board was satisfied with the Fund’s performance.

At their meetings on September 3, 2009 and February 17, 2010, the Trustees, including the Independent Trustees in consultation with their independent counsel, updated their examination of the Fund.  The Trustees compared the performance of the Fund to that of the Performance Group for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the relative investment performance of the Fund for such time periods ended December 31, 2008.  As of June 30, 2009, for a majority of time periods, the Fund had investment performance within the top half of the Performance Group.  Its investment performance for these periods, relative to that of the Performance Group, was poorer than its relative performance had been for such time periods as of December 31, 2008.  At its February 17, 2010 meeting, the Board reviewed supplementary performance information as of December 31, 2009.  The Fund’s performance was in the top half of the Performance Group for the 3-year period, and in the bottom half of the Performance Group for the 1- and 5-year periods.

The Board concluded that the overall investment performance of the Fund was acceptable relative to that of the Performance Group.  Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Management Agreement would likely have an adverse effect on the investment performance of the Fund because (i) DMC and Macquarie Group did not expect the Transaction to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory, (ii) as discussed in more detail below, the Fund’s expenses were not expected to increase as a result of the Transaction, (iii) the Trustees thought it was extremely unlikely that the Fund would bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Fund as a result of the Transaction.

Comparative Expenses. The Trustees also evaluated expense comparison data for the Fund previously considered in May 2009.  At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Fund and comparative funds.  The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to the Fund (the “Expense Group”).  In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations.  The Fund’s total expenses were also compared with those of the Expense Group.  The Trustees also considered fees paid to Delaware Investments for non-management services.  The Trustees’ objective was for the Fund’s total expense ratio to be competitive with those of the funds in the Expense Group.  According to the Lipper reports furnished for the May 2009 meeting, the effective management fees were below the Expense Group median and total expense ratios for the Fund were above its Expense Group median.  At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Fund remained consistent with the previous review in May 2009, and consequently the Trustees concluded that expenses of the Fund were satisfactory.

The Board also considered the Expense Agreement in evaluating Fund expenses.  The Expense Agreement provides that LNIC and Macquarie Bank Limited will pay or reimburse the Trust for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Management Agreement (subject to certain limited exceptions).  These obligations of LNIC and Macquarie Bank Limited would have applied regardless of whether the Transaction was consummated.  As a result, the Fund was expected to bear no costs in connection with or related to evaluating the Transaction or seeking or obtaining shareholder approval of the New Management Agreement (other than as described above).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Management Agreement would likely have an adverse effect on the Fund’s expenses because (i) the Fund’s contractual fee rates under the New Management Agreement would remain the same, (ii) the Board was assured by DMC and Macquarie Group that they had no intention to reduce or remove DMC’s existing voluntary expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Expense Agreement, the Fund would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions), and (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Fund for the first two years after the Closing.

Management Profitability.  At its meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Fund.  The Board had previously considered DMC’s profitability in connection with the operation of the Fund at its May 2009 meeting.  At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to the Fund and the Delaware Investments® Family of Funds as a whole.  Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Fund).  The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives.  At that meeting, the Board found that the management fees charged were reasonable in light of the services rendered and the level of profitability of DMC.  At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review.  Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests), and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the same nature, extent, and quality of services as it had under the Previous Management Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Fund under the New Management Agreement as was the case under the Previous Management Agreement.  The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC to the extent that Macquarie Group determined it was appropriate.  Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same) under the New Management Agreement as under the Previous Management Agreement, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Fund or its shareholders.  Accordingly, the Board concluded that the fees charged under the New Management Agreement would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale.  The Trustees considered whether economies of scale would be realized by Delaware Investments if the Fund’s assets increase in amount and the extent to which any economies of scale would be reflected in the management fees charged.  The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds.  DMC management believed, and the Board agreed, that both the Previous Management Agreement and the New Management Agreement provide for price breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market.  Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest additional amounts in Delaware Investments if appropriate opportunities arise.  The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits.  The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of the Fund and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services.  The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic and other benefits from their association with the Fund, including service relationships with DMC, DSC, and DDLP, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies.  However, the Board concluded that (i) any such benefits under the New Management Agreement would not be dissimilar from those existing under the Previous Management Agreement, (ii) such benefits did not impose a cost or burden on the Fund or its shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Fund and its shareholders because of the added importance that DMC and Macquarie Group might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

The Transaction Agreement.  The Trustees reviewed the Transaction Agreement in advance of the September 3, 2009 meeting.  The Trustees considered the terms of the Transaction Agreement, including those related to Section 15(f) of the 1940 Act and that LNIC and/or Macquarie Bank Limited will bear the expenses related to the Fund’s proxy solicitation.  At the meeting, the Trustees discussed the purchase price to be paid and noted the conditions to the Closing, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Fund.  The Trustees believed that Delaware Investments’ ability to continue to manage the general account assets of certain LNC subsidiaries was important because it allowed Delaware Investments’ overhead expenses to be spread over a larger base of assets under management and thus, potentially reduce costs to the Fund and its shareholders as compared to the costs that might apply if Delaware Investments did not manage the general account assets.  Consequently, the Trustees evaluated the provisions of the Transaction Agreement related to the management of those assets and concluded that those provisions were satisfactory and likely to be beneficial to Fund shareholders.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the Independent Trustees.  As previously noted, to consider Delaware Investments’ ability to continue to provide the same level and quality of services to the Fund, the Board requested, received and reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009, which projected Delaware Investments’ capitalization following the Transaction.  Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Fund.  The Trustees noted that there would be a limited transition period after the Closing during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Fund following the Transaction.

Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates.  The Trustees considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment, or support staff of Delaware Investments in any significant way as a result of the Transaction.  Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation system used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.  Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including information technology, product management, and risk management.

The Board considered Macquarie Group’s current intention to leave the Fund’s service providers in place.  The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States.  Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Fund and its shareholders.

DMC and Macquarie Group explained to the Board that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to Australian regulatory oversight and certain requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, management agreements, and expense limitation agreements.  DMC and Macquarie Group also explained to the Board that certain exemptive relief had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Board was informed of the nature of future relief that may be required.  Based on the information provided and representations made by DMC and Macquarie Group, the Board concluded that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Fund, including DMC’s ability to continue in its discretion to provide expense limitations and reimbursements to the Fund or to contribute appropriate levels of seed capital to new funds.

The Board noted that DMC had placed brokerage transactions with a broker/dealer affiliate of Macquarie Group and received research in connection with those transactions.  In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States.  Consequently, the Trustees determined to have DMC report to them regularly to monitor any brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Fund’s procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

Conclusion.  The entire Board, including the Independent Trustees, then approved the New Management Agreement.  The Board concluded that the advisory fee rate for the Fund under the New Management Agreement is reasonable in relation to the services to be provided and that execution of the New Management Agreement is in the best interests of the shareholders.  The Trustees noted that they had concluded in their most recent management agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s peer groups; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for the Fund were not expected to be adversely affected by the Transaction.  The Trustees also noted that Macquarie Group had no present intention to cause DMC to alter the voluntary expense limitations or reimbursements currently in effect for the Fund.  On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund anticipated to result from the Transaction was acceptable.  In approving the New Management Agreement, the Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

                The New Management Agreement was approved separately by the Independent Trustees and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Management Agreement for consideration by the shareholders of the Fund.  In the event shareholders of the Fund do not approve the New Management Agreement before the Interim Management Agreement terminates, the Board will take such action as it deems necessary in the best interests of the Fund and its shareholders, including possibly commencing an orderly liquidation of the Fund or merger of the Fund into another mutual fund.

 Required vote

To become effective, the New Management Agreement must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

VOTING INFORMATION

 How will shareholder voting be handled?

Only shareholders of record of the Fund at the close of business on March 18, 2010 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment and any items other than the Proposal that properly come before the Meeting.  A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes, if any, would have the same effect as a vote “against” the Proposal.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees have discretionary authority to vote, such as the election of Trustees.  Because there are no such matters being voted on at the Meeting, the Fund does not expect to receive any broker non-votes with respect to the Proposal.

 How do I ensure my vote is accurately recorded?

                You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  A proxy card is, in essence, a ballot.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies in accordance with your instructions.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “For” the Proposal.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Fund does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

 May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

 What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

 Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The Fund had [___] shares outstanding as of [___].

 What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Fund means one-third (33 ⅓%) of the shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy.

 Who will pay the expenses of the Meeting?

Under the Expense Agreement, all reasonable out-of-pocket costs and expenses incurred by the Fund related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Macquarie Bank Limited and LNIC (subject to certain limited exceptions).

 Who is the proxy solicitor?

The Fund has engaged the Altman Group (“Altman”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $52,000.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  The agreement with Altman provides that Altman shall be indemnified against certain liabilities and expenses, including liabilities under federal securities laws.

 What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be shared equally by LNIC and Macquarie Bank Limited as provided above.  In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust or an employee of Altman asking you to vote.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to Altman, then the Altman representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal.  Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Altman will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.  The agreement with Altman provides that Altman shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trust do not require that the Fund hold annual meetings of shareholders.  The Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act and the rules, regulations, and applicable orders thereunder to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

A shareholder of the Fund wishing to submit a proposal for inclusion in a proxy statement for a future shareholder meeting must send his or her written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to the Fund should be sent to David F. Connor, Secretary of the Trust, at the address of the Trust given above.

 How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to Ann R. Leven, Coordinating Trustee for the Trust, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Shareholders may also send correspondence to any other individual Trustee, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Fund.  DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, acts as sub-transfer agent for the Fund.

Fund Accountants.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services.

DSC provides fund accounting and financial administration oversight services to the Fund.  Those services include overseeing the Fund’s pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAV’s and performance data.

Distribution Services.  Pursuant to a distribution agreement with the Trust, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Fund.  DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC.

The Fund paid no brokerage commissions for portfolio securities to any broker that was an affiliate (or an affiliate of an affiliate) of the Fund, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

As of [___], the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund or a class thereof.

To the best knowledge of the Trust, as of [___], no person, except as set forth in Appendix E, owned of record 5% or more of the outstanding shares of any class of the Fund.  Except as noted in Appendix E, the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of the Fund.

APPENDICES TO
PROXY STATEMENT

Appendix A - Form of New Investment Management Agreement

Appendix B - Form of Interim Investment Management Agreement

Appendix C – Other Funds Advised by DMC

Appendix D– Trustees and Officers of DMC

Appendix E - 5% Share Ownership

APPENDIX A - FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between DELAWARE POOLED TRUST, a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth.  The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds.   The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.  Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

2.           The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in:  the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees.  Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust).  Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

3.           (a)           Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services.  Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b)           Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

4.           As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month.  Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5.           The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement.  The Investment Manager will compensate any Sub-Adviser for its services to the Fund.  The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained.  The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6.           The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive.  The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

7.           It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

8.           In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

9.           (a)           This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund.  It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

(b)           This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval.  This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

(c)           This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund.  The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination.  This Agreement shall automatically terminate in the event of its assignment.

10.           This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

11.           For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust	DELAWARE POOLED TRUST on behalf of the Funds listed on Exhibit A
By________________________ Name ________________________ Title ________________________	By________________________ Name ________________________ Title________________________

EXHIBIT A

THIS EXHIBIT to the Investment Management Agreement between DELAWARE POOLED TRUST and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for the Fund and the date on which the Agreement became effective for the Fund.

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund) (Delaware Pooled Trust)	_______, 200__	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.500 billion

APPENDIX B– FORM OF INTERIM INVESTMENT MANAGEMENT AGREEMENT

INTERIM INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between DELAWARE POOLED TRUST, a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services;

WHEREAS, the prior investment management agreement (the “Prior Investment Management Agreement”) between the Investment Manager and the Trust is expected to terminate on or about December 31, 2009 as a result of a change in control of the Investment Manager, and a new investment management agreement (the “New Investment Management Agreement”) is expected to still be pending approval by shareholders of the Trust; and

WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may pending shareholder approval of the New Investment Management Agreement provide investment management services to each Fund in conformity with Rule 15a-4 under the 1940 Act.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.  Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

3. (a)           Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto, provided that such fees shall be no greater than the fees the Investment Manager would have received under the Prior Investment Management Agreement.

Payments under this Agreement shall be held in an interest-bearing escrow account held with the Funds’ custodian or with a bank. If a majority of a Fund’s outstanding voting securities approve the New Investment Management Agreement within 150 days of the effective date of this Agreement, the amount paid by such Fund into such escrow account (including interest earned) shall be paid to the Investment Manager. If a majority of a Fund’s outstanding voting securities do not approve the New Investment Management Agreement within 150 days of the effective date of this Agreement, the Investment Manager shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing services for such Fund under this Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in paid by such Fund into such escrow account (plus interest earned).

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

9. (a)           This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of the Board, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement. This Agreement shall continue in effect until such time as it is superseded by the New Investment Management Agreement, but in any event for no longer than 150 days from the effective date of this Agreement.

(b)           This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

(c)           This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on ten (10) calendar days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the 4th day of January, 2010.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust By________________________ Name: David P. O’Connor Title: Senior Vice President	DELAWARE POOLED TRUST on behalf of the Funds listed on Exhibit A By ________________________ Name: Patrick P. Coyne Title: President

EXHIBIT A

THIS EXHIBIT to the Interim Investment Management Agreement between DELAWARE POOLED TRUST, on behalf of the Fund(s) below, and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the 4th day of January, 2010 (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
The Real Estate Investment Trust Portfolio (also known as Delaware REIT fond)	January 4, 2010	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion

APPENDIX C – OTHER FUNDS ADVISED BY DMC

Fund	Fund Net Assets (as of October 31, 2009) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate	Waiver (Y/N)
Delaware Global Real Estate Securities Fund, a series of Delaware Group® Equity Funds IV	1,569,086	0.99% on first $100 million 0.90% on next $150 million 0.80% of assets in excess of $250 million	Y
Delaware VIP® REIT Series, a series of Delaware VIP Trust	245,693,928	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	N
The Global Real Estate Securities Portfolio, a series of Delaware Pooled® Trust	54,766,886	0.99% on the first $100 million 0.90% on the next $150 million 0.80% on assets in excess of $250 million	N
The Real Estate Investment Trust Portfolio II, a series of Delaware Pooled Trust	5,230,788	0.75%	Y

C-1

APPENDIX D - TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trust and with DMC during the past two years.  The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Positions and Offices with the Trust	Positions and Offices with Delaware Management Company
Patrick P. Coyne	Trustee, Chairman/President/Chief Executive Officer	President
David P. O’Connor	Trustee, Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel
See Yeng Quek	Trustee, Executive Vice President/Managing Director, Fixed Income	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income
Michael J. Hogan	Executive Vice President/Head of Equity Investments	Executive Vice President/Head of Equity Investments
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	Senior Vice President/Head of Municipal Bond Investments
Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager
Michael P. Buckley	Senior Vice President/Director of Municipal Research	Senior Vice President/Director of Municipal Research
Stephen J. Busch	Senior Vice President– Investment Accounting	Senior Vice President – Investment Accounting
Michael F. Capuzzi	Senior Vice President — Investment Systems	Senior Vice President — Investment Systems
Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets
Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager
Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Head Municipal Bond Trader	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader
Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Senior Vice President/Senior Research Analyst
Roger A. Early	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading
Paul Grillo	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager
William F. Keelan	Senior Vice President/Director of Quantitative Research	Senior Vice President/Director of Quantitative Research
Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments
Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Senior Vice President/Chief Investment Officer — Core Equity
Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance Officer	Senior Vice President/Chief Compliance Officer
D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Senior Vice President/Chief Investment Officer, Large Cap Value Equity
Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives Manager
Richard Salus	Senior Vice President/Chief Financial Officer	Senior Vice President/ Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Senior Vice President/Chief Investment Officer — Focus Growth Equity
Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager
Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager
Wayne A. Anglace	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst
Margaret MacCarthy Bacon	Vice President/Investment Specialist	Vice President/Investment Specialist
Kristen E. Bartholdson	Vice President	Vice President/Portfolio Manager
Todd Bassion	Vice President/Portfolio Manager	Vice President/ Portfolio Manager
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting
Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader
Christopher J. Bonavico	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst
Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Kenneth F. Broad	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst
Kevin J. Brown	Vice President/ Senior Investment Specialist	Vice President/ Senior Investment Specialist
Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services
Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Wen-Dar Chen	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary	Vice President/ Associate General Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General Counsel/Secretary	Vice President/Deputy General Counsel/Secretary
Michael Costanzo	Vice President/Performance Analyst Manager	Vice President/Performance Analyst Manager
Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives Operations
Cori E. Daggett	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Counsel/ Assistant Secretary
Craig C. Dembek	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst
Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment Accounting
Christopher M. Ericksen	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst
Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation
Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	Vice President/Senior Municipal Bond Trader
Patrick G. Fortier	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	Vice President/Portfolio Manager/Municipal Bond Credit Analyst
Lawrence G. Franko	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of Financial Administration
Gregory A. Gizzi	Vice President/ Head Municipal Bond Trader	Vice President/ Head Municipal Bond Trader
Gregg J. Gola	Vice President/Senior High Yield Trader	Vice President/Senior High Yield Trader
Christopher Gowlland	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst
Edward Gray	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager
David J. Hamilton	Vice President/Credit Research Analyst	Vice President/Fixed Income Analyst
Brian Hamlet	Vice President/Senior Corporate Bond Trader	Vice President/Senior Corporate Bond Trader
Lisa L. Hansen	Vice President/Head of Focus Growth Equity Trading	Vice President/Head of Focus Growth Equity Trading
Gregory M. Heywood	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst
Sharon Hill	Vice President/Head of Equity Quantitative Research and Analytics	Vice President/Head of Equity Quantitative Research and Analytics
J. David Hillmeyer	Vice President	Vice President/Corporate Bond Trader
Chungwei Hsia	Vice President/ Senior Research Analyst	Vice President/ Senior Research Analyst
Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst
Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager
Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Kenneth R. Jackson	Vice President/Equity Trader	Vice President/Quantitative Analyst
Stephen M. Juszczyszyn	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader
Anu B. Kothari	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Roseanne L. Kropp	Vice President/Senior Fund Analyst – High Grade	Vice President/ Senior Fund Analyst II - High Grade
Nikhil G. Lalvani	Vice President/Portfolio Manager	Vice President/Senior Equity Analyst/Portfolio Manager
Brian R. Lauzon	Vice President/ Chief Operating Officer, Equity Investments	Vice President/Chief Operating Officer, Equity Investments
Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager
Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst
John P. McCarthy	Vice President/Senior Research Analyst/Trader	Vice President/Senior Research Analyst/Trader
Brian McDonnell	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader
Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst
Terrance M. O’Brien	Vice President/ Fixed Income Reporting Analyst	Vice President/ Fixed Income Reporting Analyst
Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst
Daniel J. Prislin	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst
Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst
Carl Rice	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity
Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader
Debbie A. Sabo	Vice President/Equity Trader – Focus Growth Equity	Vice President/Equity Trader – Focus Growth Equity
Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	Vice President/Senior Municipal Credit Analyst
Bruce Schoenfeld	Vice President/Equity Analyst	Vice President/Equity Analyst
Nancy E. Smith	Vice President — Investment Accounting	Vice President — Investment Accounting
Brenda L. Sprigman	Vice President/Business Manager – Fixed Income	Vice President/Business Manager – Fixed Income
Junee Tan-Torres	Vice President/ Structured Solutions	Vice President/ Structured Solutions
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager
Jeffrey S. Wang	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Michael G. Wildstein	Vice President/ Senior Research Analyst	Vice President/ Senior Research Analyst
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Nashira Wynn	Vice President/Portfolio Manager	Vice President/Senior Equity Analyst/Portfolio Manager
Guojia Zhang	Vice President/Equity Analyst	Vice President/Equity Analyst
Douglas R. Zinser	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst

D-1

APPENDIX E - 5% SHARE OWNERSHIP

The following table shows, as of [___], the accounts of each class of the Fund that own of record 5% or more of such class.

Class	Shareholders Name and Address	Total Shares	Percentage
[___]	[___]	[___]	[___]%

E-1

FORM OF PROXY CARD

DELAWARE INVESTMENTS

2005 MARKET STREET

PHILADELPHIA, PA 19103

DELAWARE POOLED® TRUST – DELAWARE REIT FUND	SPECIAL MEETING OF SHAREHOLDERS – May 21, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of Delaware REIT Fund, a series of Delaware Pooled Trust, to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 21, 2010 at 11:30 a.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2010:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
                P.O. BOX 9112
               FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

                                                                                                        To vote by Mail
1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE REIT FUND

Vote on Approval of Investment Management Agreement                                                                                                                                                                FOR     AGAINST        ABSTAIN

To approve a new investment management agreement between
Delaware REIT Fund,  a series of Delaware Pooled Trust, and Delaware
Management Company, a series of Delaware Management Business Trust                                                                                                                                   0                0                            0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO  AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

___________________________________        ________

Signature [PLEASE SIGN WITHIN BOX]             Date